UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALCASIEU REAL ESTATE AND OIL CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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CKX LANDS, INC.

751 Bayou Pines East, Suite C

Lake Charles, LA 70601

Tel. 337-310-0547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the annual meeting of the stockholders of CKX Lands, Inc., will be held at Chase Bank, Third Floor, One Lakeside Plaza, Lake Charles, LA, at 11:00 a.m., on Thursday April 26, 2007, for the following purposes:

1.	To elect directors.

2.	To vote on the proposal to ratify the appointment of McElroy, Quirk & Burch APC as our independent registered public accounting firm for calendar year 2007;

3.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on February 23, 2007, are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

/s/ BRIAN R. JONES
BRIAN R. JONES Chief Financial Officer

March 8, 2007

PROXY STATEMENT

APPROXIMATE DATE OF MAILING: MARCH 8, 2007

The enclosed proxy is solicited by the Board of Directors of CKX Lands for use at its annual meeting of stockholders to be held on Thursday, April 26, 2007 at 11:00 a.m. at Chase Bank, Third Floor, One Lakeside Plaza, Lake Charles, LA, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of CKX Lands, by submission of a later dated proxy or by voting in person at the meeting. All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by CKX Lands. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of CKX Lands, none of whom will receive additional compensation for such services. CKX Lands will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and will pay the reasonable expenses of such persons for forwarding the material. The mailing address of CKX Lands’ principal office is P.O. Box 1864, Lake Charles, LA 70602.

On February 23, 2007, CKX Lands had outstanding 1,942,495 shares of Common Stock, its only class of stock, held of record by approximately 625 holders. Only stockholders of record at the close of business on February 23, 2007, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by a plurality vote and the approval of the independent auditor will be determined by a majority vote. Abstentions will have no effect on the election of directors or the approval of the independent auditor.

Broker non-votes (described below) will have no effect on the election of directors or the approval of the independent auditor.

A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which the broker or nominee has not received instructions as to voting from the beneficial owner has the discretion to vote the beneficial owner’s shares with respect to the election of directors and the approval of the independent auditor. However, the broker or nominee may not have discretionary authority to vote on other matters that may properly come before the meeting. Shares as to which a broker or nominee does not vote on a matter are referred to as broker non-votes on that matter. Broker non-votes will be counted as present at the stockholders’ meeting for the purposes of calculating a quorum, but will not be counted as present for purposes of determining whether a particular matter has been approved.

The shares represented by properly executed proxies, unless previously revoked, will be voted at the meeting in accordance with the directions set forth on the proxies. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors and FOR approval of McElroy, Quirk & Burch APC as auditors. The proxy also gives authority to the proxy holders to vote the shares in their discretion on any other matter presented at the meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of February 23, 2007 concerning beneficial ownership of Common Stock by each director, each director nominee and each executive officer and all directors and executive officers as a group and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names.

Name of Beneficial Owner	Number Beneficially Owned	Percent of Class
Ottley Properties, LLC	98,100(1)	5.10%
Henry E. Blake	10,000.51%
Arthur Hollins, III	49,477(2)	2.55%
Brian R. Jones	100.01%
Laura A. Leach	77,684(3)	4.00%
Frank O. Pruitt	20,100(4)	1.03%
B. James Reaves, III	20,600(5)	1.06%
Mary Watkins Savoy	17,158.88%
William Gray Stream	40,588(6)	2.09%
Charles D. Viccellio	15,450.79%
Mary Leach Werner	20,726(7)	1.07%
All directors and executive officers as a group	351,033	18.07%

(1)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on September 13, 2006. This stockholder’s address is 337 Metairie Road, Suite 202, Metairie, LA 70005.
(2)	Includes 34,238 shares owned by Mr. Hollins’ children and former spouse, that Mr. Hollins has power to vote. Mr. Hollins disclaims beneficial ownership of these shares. Includes 1,000 shares owned by a L.L.C. of which Mr. Hollins is manager.
(3)	Includes 8,250 shares owned by a partnership of which Mrs. Leach is a partner and 11,250 shares owned by corporations of which Mrs. Leach is a director.
(4)	Includes 2,900 shares owned by Mr. Pruitt’s wife and 2,850 shares owned by Mrs. Pruitt’s sister of which Mr. Pruitt’s wife is joint agent and attorney in fact and 400 shares owned by a corporation of which Mr. Pruitt is a director. Mr. Pruitt disclaims beneficial ownership of these shares.

(5)	Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is manager and 1,000 shares owned by a trust for which Mr. Reaves is trustee and disclaims beneficial ownership.
(6)	Includes 40,088 shares owned by Mr. Stream’s father, aunt, grandmother and a trust, that Mr. Stream has power to vote. Mr. Stream disclaims beneficial ownership of these shares.
(7)	Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 10,700 shares owned by a corporation of which Mrs. Werner is a director.

ELECTION OF DIRECTORS

The By-laws of the Company specify the number of directors shall be ten. Michael P. Terranova resigned from the Board effective November 30, 2006, and William D. Blake is retiring as Vice-President and Director as of April 26, 2007. Each director will hold office for one year and until his successor is elected and qualified. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization in the same position as listed below for the past five years except Mr. Stream and Mr. Jones.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW

Name and Age	Past Business Experience and Other Directorships	Director Since
Henry E. Blake – 68	Private Investments; Director of Howell Industries, Inc.

Arthur Hollins, III – 76	President and Chief Executive Officer of CKX Lands, Inc.; Manager of PBA Properties, L.L.C.	1974

Brian R. Jones – 45	Treasurer & Chief Financial Officer of CKX Lands, Inc. since December 1, 2006; Business Consultant, May 2002 to present; Vice-President and Chief Financial Officer, U.S. Legal Support, Inc., September 1999 to May 2002.

Laura A. Leach – 67 (1) (2) (4)	Chairman of the Board, Secretary-Treasurer and Director of Sweetlake Land & Oil Co., Inc. and North American Land Co., Inc.; Secretary-Treasurer of H. G. Chalkley & Sons, Inc.; Director of Lacassane Co., Inc.	1996

Frank O. Pruitt – 78 (1)	Chairman of PWK Timberland, L.L.C.; Director of King Minerals, LLC	1981

B. James Reaves – 72 (1) (3)	Private Investor, oil & gas; estate management; Director of Lacassane Co., Inc.	1986

Mary Watkins Savoy – 67 (2) (3)	Private Investments; Director of Mallard Bay Corp.	1998

William Gray Stream – 27 (1)	President, Mathilda Stream Management since 2004.

Charles D. Viccellio – 73	Vice-President & Secretary of CKX Land, Inc.; Attorney, Stockwell, Sievert, Viccellio, Clements & Shaddock, LLP, attorneys	1996

Mary Leach Werner – 39 (2) (3) (4)	Vice-President and Director of North American Land Co., Inc.	2004

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Nominating Committee (4) Mrs. Leach is the mother of Mrs. Werner.

Mallard Bay Corp., King Minerals LLC, Lacassane Co., Inc., Sweetlake Land & Oil Co., Inc., North American Land Co., Inc., H. G. Chalkley & Sons, Inc., PWK Timberland L.L.C., Mathilda Stream Management, Blake Brothers, L.L.C., and PBA Properties, L.L.C. are all land management companies. Howell Industries, Inc. is a fabricating company.

Directors Leach, Pruitt, Reaves, Savoy, Stream, Werner and nominee Blake are all “independent directors” as defined under the rules of the American Stock Exchange.

BOARD OF DIRECTORS AND COMMITTEE

During 2006, the Board of Directors held a total of five meetings. Mrs. Savoy, Mrs. Werner, Mr. Stream and Mr. Reaves each missed one board meeting. Mrs. Leach missed two board meetings and Mr. Blake missed three board meetings. All other members attended all board meetings. The Audit Committee held five meetings during 2006. Mr. Stream and Mr. Reaves each missed one meeting. All other members attended all meetings. The Nominating Committee and the Compensation Committee each held one meeting and all members were present at each meeting.

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends the appointment of independent public accountants to the Board of Directors. The Company has determined that Mr. Pruitt qualifies as an “audit committee financial expert” under Item 401(e) of Regulation S-B. Each member of the Audit Committee meets the financial literacy requirements of the American Stock Exchange. The Compensation Committee approves all executive compensation. The Nominating Committee selects nominees for the Board of Directors. (See “Process for Nominating Directors”) The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the American Stock Exchange

PROCESS FOR NOMINATING DIRECTORS

The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships to be filled by the Stockholders of the Company. The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the

Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. The Nominating Committee does not have a charter. Each of the members of the Nominating Committee is independent as defined by the American Stock Exchange.

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity and knowledge of Southwest Louisiana particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board. Mr. Henry Blake and Mr. Brian Jones were each recommended by management to the Nominating Committee.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity for stockholders and others to ask questions directly of Company Directors on matters relevant to the Company. Stockholders and others may send communications to the Board to CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602. Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors except Mrs. Leach attended the Company’s 2006 Annual Meeting of Shareholders. In addition, stockholders and other interested parties may, at anytime, communicate with the full Board of Directors, any individual director or any group of directors, by sending written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

COMPENSATION OF DIRECTORS

All Directors, including officers, are paid $400 per board meeting attended and $200 per missed meeting. Committee members are paid $100 per committee meeting attended and the committee chairman is paid $125 per committee meeting attended, except the Audit Committee Chairman is paid $400 per committee meeting attended.

EXECUTIVE COMPENSATION

Name and Position	Year	Salary	Bonus	All Other Compensation (1)
Arthur Hollins, III President & Chief Executive Officer	2006	$22,667	0	$2,000
	2005	$20,000	0	$2,400
	2004	$20,000	0	$3,600

(1)	Consists of Board attendance fees.

The Company has no long-term compensation programs, stock option program or stock grants program.

The Company has no employment agreements, pension plan or profit-sharing plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CKX Lands, Inc. owns an undivided 1/6th interest in approximately 34,000 acres known as Walker Louisiana Properties (land owned in indivision, but jointly managed). Mr. Hollins is Manager of PBA Properties, L.L.C. and Mr. Henry Blake is a member of Blake Brothers, L.L.C., each of which also owns an undivided 1/6th interest in the same property.

Mr. Viccellio’s law firm received $215 for legal work performed for the Company in 2006 and $10,500 in 2005.

LIMITATION OF LIABILITY

Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our by-laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2006.

The Audit Committee has reviewed and discussed with the Corporation’s management and McElroy, Quirk & Burch, APC the audited financial statements of the Corporation contained in the Corporation’s Annual Report on Form 10-KSB for the Corporation’s 2006 fiscal year. The Audit Committee has also discussed with McElroy, Quirk & Burch, APC the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from McElroy, Quirk & Burch, APC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with McElroy, Quirk & Burch, APC its independence from the Corporation. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-KSB for its 2006 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. A copy of the Charter is included as Annex A of this Proxy Statement. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the American Stock Exchange.

AUDIT COMMITTEE
Frank O. Pruitt (Chairman)
Laura A. Leach B. James Reaves, III William Gray Stream

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

McElroy, Quirk & Burch, Certified Public Accountants, acted as our independent auditors and audited our financial statements for the year ended December 31, 2006. The Audit Committee of the Board has selected McElroy, Quirk & Burch as independent accountants to audit our financial statements for 2007 subject to the shareholders approval. Representatives of McElroy, Quirk & Burch will attend the annual meeting, have an opportunity to make a statement if they so desire and will respond to appropriate questions.

Fees paid to McElroy, Quirk & Burch APC for each of the last two calendar years are listed in the following table.

	Audit Services Fees	Audit Related Fees	Tax Fees	All Other Fees
2006	$34,000	$3,000	$1,750	0
2005	$30,500	$5,800	$1,500	0

Audit service fees include fees for services performed to comply with Generally Accepted Auditing Standards, including the recurring audit of the Company’s financial statements.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures for the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company. The

Audit Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2006 there was no non-audit work performed which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2007. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the stockholders for their ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify the selection of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2007.

The Board of Directors recommends a vote FOR the ratification of the selection of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% stockholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company.

Based solely on a review of the Form 3, 4 and 5 filings received from, or filed by CKX Lands, Inc. on behalf of reporting persons since the beginning of 2006, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during calendar 2006 except one report on Form 3 for Brian R. Jones on his appointment as chief financial officer on December 1, 2006, and one report on Form 4 by Mr. Pruitt to correct the number of shares owned by his wife’s sister for whom his wife is a joint agent. In each case the required forms were not filed on a timely basis but have since been filed.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-KSB as filed with the SEC for 2006 accompanies this Proxy Statement.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.

STOCKHOLDERS PROPOSALS

Proposals of stockholders intended to be included in the proxy materials, including director nominations, relating to the 2008 annual meeting of stockholders, must be received by the Secretary at CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602, in proper form, on or before November 9, 2007. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement. A stockholder wishing to propose a matter for consideration at an annual meeting of stockholders must provide notice thereof to the Company’s Secretary prior to the annual meeting for the current year by a deadline that is 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brian R. Jones
Brian R. Jones
Treasurer and Chief Financial Officer

Lake Charles, Louisiana

March 8, 2007

ANNEX A

CKX LANDS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Purpose

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of CKX Lands, Inc. (the “Company”) in fulfilling its oversight responsibilities by overseeing: (a) the controls and other procedures of the Company that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“disclosure controls and procedures”), including overseeing the preparation of the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s controls and process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements required to be in conformity with Generally Accepted Accounting Principles as addressed by the Codification of Statements on Auditing Standards, AU Section 319, as in effect from time to time, or any superseding definition or other literature that is issued or adopted by the Public Company Accounting Oversight Board (“internal controls and procedures”); and (c) the Company’s auditing, accounting and financial reporting processes generally as well as the audits of the Company’s financial statements. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The committee’s primary duties and responsibilities are to:

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Serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

•	Appoint the independent auditors and determine their compensation.

•	Review, evaluate and oversee the audit efforts of the Company’s independent auditors and internal auditors.

•	Provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors.

•	Prepare the Audit Committee Report required to be included in the Company’s annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	Composition

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the rules and regulations of the Securities and Exchange Commission (the “Commission”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member’s ability to effectively serve on the Committee and discloses the determination in the Company’s annual proxy statement. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and the Company shall endeavor, to the extent possible, to have at least one member of the Committee who has accounting or financial management experience sufficient to qualify as an “audit committee financial expert” under the rules and regulations the Commission, as such rules are in effect from time to time.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

III.	Meetings

The Committee shall meet at least quarterly or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately.

IV.	Authority

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee, in its capacity as a committee of the Board, shall determine the appropriate funding that the Company shall provide for payments of: (a) compensation to any independent public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee, as provided for above; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V.	Responsibilities and Duties

In performing its responsibilities and duties, the Committee will seek to provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns about the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

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The Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of any independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee. The Committee shall have the sole power to: (a) approve all related-party transactions; (b) hire and fire the independent auditors, based on the Committee’s judgment of the independent auditor’s independence and effectiveness, as well as approve all fees and engagement terms; (c) resolve any disagreement between management and the independent auditors; (d) pre-approve all auditing services in accordance with applicable law or regulation; and (e) pre-approve all permissible non-audit services performed by the independent auditors in accordance with applicable law or regulation, subject to any de minimis exception that may be provided by applicable law or regulation. The Committee will not approve any of the “prohibited activities” identified in Section 10A(g) of the Exchange Act.

The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting.

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

•	Review and update this Charter periodically as conditions dictate, but in any event at least annually.

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Discuss with the independent auditors, in accordance with the Exchange Act, prior to the filing of the independent auditors’ audit report, (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information permissible under Generally Accepted Accounting Principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (c) other material written communications between management and the independent auditors.

•	Review the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

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Discuss with the independent auditors their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time.

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Review and discuss with management and the independent auditors the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-K, prior to filing the Annual Report with the Commission, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and any reports or other financial information submitted to any governmental body, or the public, including any attestation, certification, report, opinion, or review rendered by the independent auditors. Based on (a) the Committee’s review and discussion of the Company’s annual audited financial statements with management and

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the independent auditors, (b) the Committee’s discussions with the independent auditors on their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time, and (c) such other factors and circumstances as are determined appropriate by the Committee, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	Review the regular internal reports to management prepared by the internal auditors and management’s response.

•	Discuss with management and the independent auditors the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

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Review and discuss with management and the independent auditors the Company’s quarterly financial results included in the Form 10-Q, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and the results of the independent auditors’ review of the quarterly financial statements.

•

Review disclosures made to the Committee by the Company’s chief executive officer and senior financial officers (namely, the chief financial officer, the principal accounting officer, the controller and any other employee performing similar functions, collectively, the “Senior Officers”) about (a) any significant deficiencies or weaknesses in the design or operation of the disclosure controls and procedures and internal controls and procedures, including any significant deficiencies and material weaknesses that could adversely affect the Company’s ability to record, process, summarize and timely report financial information as required by the Commission; (b) any fraud (whether or not material) involving management or other employees significantly involved with disclosure controls and procedures and internal controls and procedures; (c) whether or not there were significant changes in disclosure controls and procedures and internal controls and procedures or other factors that could significantly affect such controls; and (d) any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent auditors for the purpose of rendering the Company’s financial statements materially misleading.

•

Discuss with senior management the areas of financial risk that could have a material adverse effect on the Company’s results of operation or financial condition and the steps management has taken to monitor and control such risks, and the Company’s risk assessment and risk management guidelines and policies.

•

Report the Committee’s activities, including its conclusions with respect to the internal auditors and the independent auditors, to the Board at the Board’s meeting next following each Committee meeting so that the Board is kept fully informed of the Committee’s activities on a current basis.

Independent Auditors

•

Select, evaluate, appoint and, where appropriate, replace the Company’s independent auditors and determine the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the

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independent auditors all relationships the auditors have with the Company to determine the auditors’ independence.

•	Review with the independent auditors, in advance, the scope of the annual audit, including the scope of complementary internal audit activities.

•	Review and evaluate the lead partner of the independent auditors’ audit team.

•	Review with the independent auditors the results of the annual audit.

•	Review the performance of the independent auditors.

•	Periodically consult with the independent auditors out of the presence of management about internal controls and procedures and the fullness and accuracy of the Company’s financial statements.

•

Ensure the rotation of the lead partner, the concurring review partner, the client service partner, and other “line” partners directly involved in the performance of the audit for the Company, as required by applicable law or regulation.

•

Obtain and review on an annual basis a report from the independent auditors describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

Financial Reporting Processes

•	In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes generally, both internal and external.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditor.

Process Improvements

•

Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement (even if adequately resolved) among management and the independent auditors or the internal auditors in connection with the preparation of the financial statements.

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•

Conduct annually a self-assessment of its performance during the previous year. In addition, from time to time, the Board may conduct a similar assessment of the Committee. The purpose of these assessments is to increase the effectiveness of the Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principle criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Committee or the Board, as the case may be.

Ethical and Legal Compliance

•

As directed by the Board, assist in the establishment, review and periodic update of any codes of ethical conduct or similar policies in effect at the Company from time to time (collectively, the “Code”).

•	Review management’s monitoring of the Company’s compliance with the Code.

•	Review activities, organizational structure, and qualifications of the internal audit department.

•	Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees or concerns regarding one questionable accounting or auditing matters.

Other

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

VI.	Limitation on Committee’s Role

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent auditors are responsible for auditing the Company’s financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby constitutes and appoints BRIAN R. JONES and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on April 26, 2007, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.	To elect directors.

FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐
(except as marked to the contrary below)	to vote for all nominees listed below

INSTRUCTION; To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

Arthur Hollins, III	Frank O. Pruitt
Brian R. Jones	B. James Reaves, III
Charles D. Viccellio	Mary W. Savoy
Henry E. Blake	William Gray Stream
Laura A. Leach	Mary Leach Werner

2.	To ratify the appointment of McElroy, Quirk & Burch APC as auditors for 2007.

☐ For	☐ Against	☐ Abstain

3.	In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:	SIGNATURE:

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.